UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2017

Semiannual Report
to Shareholders

Deutsche Global Equity Fund

(On May 8, 2017, Deutsche Global Equity Fund was renamed Deutsche Global Macro Fund.)

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

8 Portfolio Summary

11 Investment Portfolio

16 Statement of Assets and Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

20 Financial Highlights

25 Notes to Financial Statements

36 Information About Your Fund's Expenses

38 Advisory Agreement Board Considerations and Fee Evaluation

44 Account Management Resources

46 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2017 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	11.34%	14.39%	8.08%	0.87%
Adjusted for the Maximum Sales Charge (max 5.75% load)	4.94%	7.81%	6.81%	0.28%
MSCI All Country (AC) World Index†	11.76%	15.14%	8.96%	3.71%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		12.41%	6.95%	0.97%
Adjusted for the Maximum Sales Charge (max 5.75% load)		5.95%	5.69%	0.37%
MSCI All Country (AC) World Index†		15.04%	8.37%	4.00%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	10.85%	13.48%	7.28%	0.12%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	9.85%	13.48%	7.28%	0.12%
MSCI All Country (AC) World Index†	11.76%	15.14%	8.96%	3.71%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		11.50%	6.15%	0.21%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		11.50%	6.15%	0.21%
MSCI All Country (AC) World Index†		15.04%	8.37%	4.00%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	11.12%	14.13%	7.80%	0.70%
MSCI All Country (AC) World Index†	11.76%	15.14%	8.96%	3.71%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		12.06%	6.69%	0.80%
MSCI All Country (AC) World Index†		15.04%	8.37%	4.00%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	11.40%	14.67%	8.27%	1.12%
MSCI All Country (AC) World Index†	11.76%	15.14%	8.96%	3.71%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		12.62%	7.17%	1.23%
MSCI All Country (AC) World Index†		15.04%	8.37%	4.00%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	11.49%	14.76%	8.37%	1.22%
MSCI All Country (AC) World Index†	11.76%	15.14%	8.96%	3.71%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		12.59%	7.21%	1.32%
MSCI All Country (AC) World Index†		15.04%	8.37%	4.00%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 2.32%, 3.01%, 2.63%, 2.11% and 1.90% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Equity Fund — Class A ■ MSCI All Country (AC) World Index†

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
4/30/17	$ 9.62	$ 9.09	$ 9.29	$ 9.38	$ 9.41
10/31/16	$ 8.61	$ 8.17	$ 8.33	$ 8.39	$ 8.41

Portfolio Management Team

Effective May 8, 2017, the portfolio management team is as follows:

Henning Potstada, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Asset Management in 2006.

— Portfolio Manager for Multi Asset: Frankfurt.

— MBA, University of Bayreuth, Germany.

Christoph-Arend Schmidt, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Asset Management in 2008.

— Portfolio Manager for Multi Asset: Frankfurt.

— MBA, University of Bayreuth, Germany.

Stefan Flasdick, Vice President

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Asset Management in 2004 with 11 years of industry experience. Prior to his current role, he served as a portfolio manager in Deutsche Bank PrivateWealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank / Credit Lyonnais.

Portfolio Summary (Unaudited)

Ten Largest Common Stocks at April 30, 2017 (23.3% of Net Assets)	Country	Percent
1. Brookfield Asset Management, Inc. Asset management company focused on the real estate and power generation sectors	Canada	2.7%
2. Fresenius Medical Care AG & Co. KGaA Manufacturer and distributor of equipment and products for dialysis patients	Germany	2.7%
3. MasterCard, Inc. Offers transaction processing and related services	United States	2.7%
4. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	United States	2.5%
5. Agnico Eagle Mines Ltd. Producer of gold	Canada	2.3%
6. Celgene Corp. Global biopharmaceutical company	United States	2.2%
7. Aon PLC Provider of a variety of insurance products globally	United Kingdom	2.1%
8. Applied Materials, Inc. Manufacturer of semiconductor wafer fabrication equipment	United States	2.1%
9. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	United States	2.0%
10. JPMorgan Chase & Co. Provider of global financial services	United States	2.0%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 44 for contact information.

Investment Portfolio as of April 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 97.1%
Australia 1.3%
Australia & New Zealand Banking Group Ltd. (Cost $221,249)	10,097	247,686
Canada 7.9%
Agnico Eagle Mines Ltd.	9,400	449,602
Alimentation Couche-Tard, Inc. "B"	7,300	335,734
Brookfield Asset Management, Inc. "A"	14,500	536,002
Toronto-Dominion Bank	4,800	225,856
(Cost $1,063,462)		1,547,194
China 1.8%
Alibaba Group Holding Ltd. (ADR)*	900	103,950
Tencent Holdings Ltd.	8,000	250,336
(Cost $282,960)		354,286
Finland 1.9%
Sampo Oyj "A" (a) (Cost $359,268)	7,841	375,727
Germany 5.1%
Allianz SE (Registered)	1,900	361,778
BASF SE	1,300	126,683
Fresenius Medical Care AG & Co. KGaA	5,900	523,469
(Cost $723,692)		1,011,930
Hong Kong 0.6%
AIA Group Ltd. (Cost $107,180)	18,000	124,615
Ireland 1.8%
Kerry Group PLC "A" (b)	3,500	286,017
Kerry Group PLC "A" (b)	791	64,804
(Cost $298,642)		350,821
Israel 1.1%
Mobileye NV* (c) (Cost $138,441)	3,500	216,720
Japan 1.4%
Japan Tobacco, Inc. (Cost $289,251)	8,600	285,908
Luxembourg 1.6%
Eurofins Scientific (Cost $140,197)	650	320,107
Malaysia 0.8%
IHH Healthcare Bhd. (Cost $143,231)	110,000	156,600
Mexico 0.9%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $172,121)	1,900	171,076
Netherlands 0.5%
Patheon NV* (c) (Cost $92,976)	3,600	96,876
Norway 0.5%
Marine Harvest ASA* (Cost $63,019)	5,500	91,475
Philippines 0.8%
Universal Robina Corp. (Cost $204,428)	45,000	155,005
Sweden 2.8%
Assa Abloy AB "B"	12,890	279,271
Svenska Cellulosa AB "B"	8,000	265,002
(Cost $432,759)		544,273
Switzerland 7.0%
Comet Holding AG (Registered)*	1,200	160,281
Lonza Group AG (Registered)*	1,350	276,105
Nestle SA (Registered)	4,600	354,362
Roche Holding AG (Genusschein)	1,330	347,939
u-blox Holding AG*	1,100	243,769
(Cost $972,316)		1,382,456
United Kingdom 6.3%
Aon PLC (c)	3,500	419,440
Compass Group PLC	15,400	310,760
Halma PLC	19,000	259,131
Spirax-Sarco Engineering PLC	3,700	249,196
(Cost $939,183)		1,238,527
United States 53.0%
A.O. Smith Corp.	3,200	172,416
Acadia Healthcare Co., Inc.*	4,550	198,289
Activision Blizzard, Inc.	5,520	288,420
Allergan PLC	1,200	292,632
Alliance Data Systems Corp.	850	212,185
Alphabet, Inc. "A"*	380	351,318
American Express Co.	2,570	203,672
AMETEK, Inc.	5,050	288,860
Amphenol Corp. "A"	6,795	491,346
Apple, Inc.	2,800	402,220
Applied Materials, Inc.	10,085	409,552
Biogen, Inc.*	400	108,484
Bristol-Myers Squibb Co.	4,000	224,200
CBRE Group, Inc. "A"*	3,100	111,011
Celgene Corp.*	3,500	434,175
CVS Health Corp.	2,500	206,100
Danaher Corp.	4,200	349,986
Ecolab, Inc.	2,130	274,962
EOG Resources, Inc.	2,290	211,825
EPAM Systems, Inc.*	2,200	169,400
Evolent Health, Inc. "A"*	4,000	93,000
Exxon Mobil Corp.	1,700	138,805
Facebook, Inc. "A"*	1,825	274,206
Fidelity National Information Services, Inc.	1,900	159,961
General Electric Co.	7,500	217,425
JPMorgan Chase & Co.	4,500	391,500
L Brands, Inc.	1,500	79,215
LKQ Corp.*	6,200	193,688
Marcus & Millichap, Inc.*	3,800	98,040
Mastercard, Inc. "A"	4,500	523,440
Mead Johnson Nutrition Co.	2,300	204,056
Noble Energy, Inc.	4,930	159,387
Progressive Corp.	9,400	373,368
Schlumberger Ltd.	2,450	177,846
Scotts Miracle-Gro Co.	2,080	200,928
T-Mobile U.S., Inc.*	5,800	390,166
Time Warner, Inc.	3,800	377,226
TJX Companies, Inc.	3,620	284,677
Union Pacific Corp.	1,330	148,907
United Technologies Corp.	1,700	202,283
Zoetis, Inc.	6,000	336,660
(Cost $8,357,659)		10,425,837
Total Common Stocks (Cost $15,002,034)		19,097,119

Preferred Stock 0.9%
Germany
Draegerwerk AG & Co. KGaA (Cost $107,481)	1,500	164,130

Securities Lending Collateral 2.1%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.66% (d) (e) (Cost $415,912)	415,912	415,912

Cash Equivalents 0.5%
Deutsche Central Cash Management Government Fund, 0.80% (d) (Cost $104,533)	104,533	104,533

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $15,629,960)†	100.6	19,781,694
Other Assets and Liabilities, Net	(0.6)	(110,814)
Net Assets	100.0	19,670,880

* Non-income producing security.

† The cost for federal income tax purposes was $15,780,141. At April 30, 2017, net unrealized appreciation for all securities based on tax cost was $4,001,553. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,489,390 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $487,837.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2017 amounted to $375,679, which is 1.9% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ 247,686	$ —	$ —	$ 247,686
Canada	1,547,194	—	—	1,547,194
China	354,286	—	—	354,286
Finland	375,727	—	—	375,727
Germany	1,011,930	—	—	1,011,930
Hong Kong	124,615	—	—	124,615
Ireland	350,821	—	—	350,821
Israel	216,720	—	—	216,720
Japan	285,908	—	—	285,908
Luxembourg	320,107	—	—	320,107
Malaysia	156,600	—	—	156,600
Mexico	171,076	—	—	171,076
Netherlands	96,876	—	—	96,876
Norway	91,475	—	—	91,475
Philippines	—	155,005	—	155,005
Sweden	544,273	—	—	544,273
Switzerland	1,382,456	—	—	1,382,456
United Kingdom	1,238,527	—	—	1,238,527
United States	10,425,837	—	—	10,425,837
Preferred Stock	164,130	—	—	164,130
Short-Term Investments (f)	520,445	—	—	520,445
Total	$ 19,626,689	$ 155,005	$ —	$ 19,781,694

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the period ended April 30, 2017, the amount of transfers between Level 2 and Level 1 was $4,973,796.

Transfers between price levels are recognized at the beginning of the reporting year.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $15,109,515) — including $375,679 of securities loaned	$ 19,261,249
Investment in Deutsche Government & Agency Securities Portfolio (cost $415,912)*	415,912
Investment in Deutsche Central Cash Management Government Fund (cost $104,533)	104,533
Total investments in securities, at value (cost $15,629,960)	19,781,694
Foreign currency, at value (cost $180,650)	182,111
Receivable for investments sold	86,218
Receivable for Fund shares sold	8,982
Dividends receivable	43,445
Interest receivable	1,173
Foreign taxes recoverable	21,194
Other assets	48,011
Total assets	20,172,828
Liabilities
Payable upon return of securities loaned	415,912
Payable for Fund shares redeemed	1,651
Accrued Directors' fees	500
Other accrued expenses and payables	83,885
Total liabilities	501,948
Net assets, at value	$ 19,670,880
Net Assets Consist of
Undistributed net investment income	19,145
Net unrealized appreciation (depreciation) on: Investments	4,151,734
Foreign currency	236
Accumulated net realized gain (loss)	(46,810,863)
Paid-in capital	62,310,628
Net assets, at value	$ 19,670,880

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($10,315,467 ÷ 1,072,304 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 9.62
Maximum offering price per share (100 ÷ 94.25 of $9.62)	$ 10.21

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,117,584 ÷ 342,872 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)

$ 9.09
Class R Net Asset Value, offering and redemption price per share ($654,421 ÷ 70,428 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 9.29
Class S Net Asset Value, offering and redemption price per share ($3,937,560 ÷ 419,611 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 9.38
Institutional Class Net Asset Value, offering and redemption price per share ($1,645,848 ÷ 174,946 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 9.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2017 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,085)	$ 148,606
Income distributions — Deutsche Central Cash Management Government Fund	524
Securities lending income, net of borrower rebates	2,822
Total income	151,952
Expenses: Management fee	66,982
Administration fee	9,569
Services to shareholders	21,024
Distribution and service fees	29,638
Custodian fee	11,397
Professional fees	47,885
Reports to shareholders	15,989
Registration fees	34,805
Directors' fees and expenses	1,446
Other	8,024
Total expenses before expense reductions	246,759
Expense reductions	(113,952)
Total expenses after expense reductions	132,807
Net investment income (loss)	19,145
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	489,284
Foreign currency	(3,559)
485,725
Change in net unrealized appreciation (depreciation) on: Investments	1,549,002
Foreign currency	4,274
1,553,276
Net gain (loss)	2,039,001
Net increase (decrease) in net assets resulting from operations	$ 2,058,146

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations: Net investment income (loss)	$ 19,145	$ (12,704)
Net realized gain (loss)	485,725	624,269
Change in net unrealized appreciation (depreciation)	1,553,276	(447,282)
Net increase (decrease) in net assets resulting from operations	2,058,146	164,283
Fund share transactions: Proceeds from shares sold	1,865,266	3,796,947
Payments for shares redeemed	(3,676,805)	(13,930,666)
Redemption fees	281	6
Net increase (decrease) in net assets from Fund share transactions	(1,811,258)	(10,133,713)
Increase (decrease) in net assets	246,888	(9,969,430)
Net assets at beginning of period	19,423,992	29,393,422
Net assets at end of period (including net investment income of $19,145 and $0, respectively)	$ 19,670,880	$ 19,423,992

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.61	$ 8.49	$ 8.47	$ 8.24	$ 6.90	$ 6.73
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.00***	.00***	.01	.10	.15
Net realized and unrealized gain (loss)	1.00	.12	.02	.35	1.40	.15
Total from investment operations	1.01	.12	.02	.36	1.50	.30
Less distributions from: Net investment income	—	—	—	(.13)	(.16)	(.13)
Redemption fees	.00***	.00***	—	.00***	.00***	.00***
Net asset value, end of period	$ 9.62	$ 8.61	$ 8.49	$ 8.47	$ 8.24	$ 6.90
Total Return (%)[b,c]	11.73**	1.41[d]	.24	4.45	22.16	4.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	15	18	22	23
Ratio of expenses before expense reductions (%)	2.52*	2.32	2.06	1.80	1.77	1.66
Ratio of expenses after expense reductions (%)	1.32*	1.40	1.44	1.47	1.49	1.58
Ratio of net investment income (%)	.26*	.02	.02	.17	1.34	2.25
Portfolio turnover rate (%)	19**	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.17	$ 8.12	$ 8.16	$ 7.94	$ 6.64	$ 6.47
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.06)	(.06)	(.05)	.04	.10
Net realized and unrealized gain (loss)	.94	.11	.02	.34	1.37	.15
Total from investment operations	.92	.05	(.04)	.29	1.41	.25
Less distributions from: Net investment income	—	—	—	(.07)	(.11)	(.08)
Redemption fees	.00***	.00***	—	.00***	.00***	.00***
Net asset value, end of period	$ 9.09	$ 8.17	$ 8.12	$ 8.16	$ 7.94	$ 6.64
Total Return (%)[b,c]	11.26**	.62[d]	(.49)	3.65	21.39	4.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	3	4	3
Ratio of expenses before expense reductions (%)	3.24*	3.01	2.79	2.54	2.50	2.42
Ratio of expenses after expense reductions (%)	2.07*	2.15	2.19	2.22	2.24	2.33
Ratio of net investment income (loss) (%)	(.50)*	(.76)	(.73)	(.58)	.60	1.54
Portfolio turnover rate (%)	19**	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.33	$ 8.24	$ 8.23	$ 8.01	$ 6.70	$ 6.54
Income (loss) from investment operations: Net investment income (loss)[a]	.00***	(.02)	(.02)	(.01)	.08	.13
Net realized and unrealized gain (loss)	.96	.11	.03	.34	1.37	.15
Total from investment operations	.96	.09	.01	.33	1.45	.28
Less distributions from: Net investment income	—	—	—	(.11)	(.14)	(.12)
Redemption fees	.00***	.00***	—	.00***	.00***	.00***
Net asset value, end of period	$ 9.29	$ 8.33	$ 8.24	$ 8.23	$ 8.01	$ 6.70
Total Return (%)[b]	11.52**	1.09[c]	.12	4.15	21.98	4.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	1	2
Ratio of expenses before expense reductions (%)	2.81*	2.63	2.32	2.08	2.05	1.87
Ratio of expenses after expense reductions (%)	1.57*	1.65	1.69	1.72	1.74	1.83
Ratio of net investment income (%)	.05*	(.21)	(.20)	(.07)	1.05	2.02
Portfolio turnover rate (%)	19**	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.26	$ 8.22	$ 8.00	$ 6.71	$ 6.54
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.02	.01	.02	.11	.16
Net realized and unrealized gain (loss)	.97	.11	.03	.34	1.36	.16
Total from investment operations	.99	.13	.04	.36	1.47	.32
Less distributions from: Net investment income	—	—	—	(.14)	(.18)	(.15)
Redemption fees	.00***	.00***	—	.00***	.00***	.00***
Net asset value, end of period	$ 9.38	$ 8.39	$ 8.26	$ 8.22	$ 8.00	$ 6.71
Total Return (%)[b]	11.80**	1.57[c]	.49	4.57	22.28	5.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	4	11	13	12
Ratio of expenses before expense reductions (%)	2.29*	2.11	1.79	1.58	1.52	1.44
Ratio of expenses after expense reductions (%)	1.07*	1.19	1.29	1.32	1.34	1.34
Ratio of net investment income (%)	.55*	.22	.13	.31	1.48	2.53
Portfolio turnover rate (%)	19**	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.41	$ 8.28	$ 8.23	$ 8.02	$ 6.71	$ 6.55
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.02	.02	.03	.11	.17
Net realized and unrealized gain (loss)	.98	.11	.03	.33	1.38	.15
Total from investment operations	1.00	.13	.05	.36	1.49	.32
Less distributions from: Net investment income	—	—	—	(.15)	(.18)	(.16)
Redemption fees	.00***	.00***	—	.00***	.00***	.00***
Net asset value, end of period	$ 9.41	$ 8.41	$ 8.28	$ 8.23	$ 8.02	$ 6.71
Total Return (%)	11.89b**	1.57[b,c]	.61[b]	4.54[b]	22.65[b]	5.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	7	9	25	32
Ratio of expenses before expense reductions (%)	2.15*	1.90	1.61	1.37	1.32	1.23
Ratio of expenses after expense reductions (%)	1.07*	1.15	1.19	1.22	1.24	1.23
Ratio of net investment income (%)	.52*	.24	.27	.31	1.48	2.71
Portfolio turnover rate (%)	19**	42	88	70	124	21

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] In 2016, the Fund's total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.35%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Equity Fund (the "Fund") is a diversified series of Deutsche International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $47,146,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $3,572,498 and $5,294,025, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

Accordingly, for the six months ended April 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.70% of the Fund's average daily net assets.

For the period from November 1, 2016 to May 31, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.32%
Class C	2.07%
Class R	1.57%
Class S	1.07%
Institutional Class	1.07%

Effective June 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.02%
Class C	1.77%
Class R	1.27%
Class S	.82%
Institutional Class	.77%

For the six months ended April 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 61,519
Class C	18,861
Class R	3,614
Class S	21,451
Institutional Class	8,507
$ 113,952

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2017, the Administration Fee was $9,569, of which $1,600 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2017
Class A	$ 5,229	$ 3,633
Class C	771	396
Class R	112	78
Class S	2,490	1,609
Institutional Class	256	131
	$ 8,858	$ 5,847

Distribution and Service Fees. Under the Fund's Class C and R 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of Class C shares of the Fund and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the six months ended April 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2017
Class C	$ 12,070	$ 1,942
Class R	730	130
	$ 12,800	$ 2,072

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2017	Annualized Rate
Class A	$ 12,173	$ 6,166.24%
Class C	3,940	2,064.24%
Class R	725	546.25%
	$ 16,838	$ 8,776

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2017 aggregated $178.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,989, of which $7,740 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $202.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2017.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	76,579	$ 702,828	130,696	$ 1,094,073
Class C	27,962	233,253	216,033	1,726,692
Class R	6,669	57,872	14,500	116,387
Class S	95,082	850,474	76,120	605,639
Institutional Class	2,322	20,839	30,973	254,156
		$ 1,865,266		$ 3,796,947
Shares redeemed
Class A	(248,396)	$ (2,196,529)	(621,499)	$ (5,216,171)
Class B	—	—	(5,885)*	(43,881)*
Class C	(73,112)	(621,947)	(191,083)	(1,458,750)
Class R	(1,915)	(14,355)	(48,682)	(393,793)
Class S	(77,806)	(679,446)	(135,977)	(1,092,814)
Institutional Class	(19,519)	(164,528)	(687,139)	(5,725,257)
		$ (3,676,805)		$ (13,930,666)
Redemption fees		$ 281		$ 6
Net increase (decrease)
Class A	(171,817)	$ (1,493,698)	(490,803)	$ (4,122,094)
Class B	—	—	(5,885)*	(43,881)*
Class C	(45,150)	(388,693)	24,950	267,943
Class R	4,754	43,517	(34,182)	(277,406)
Class S	17,276	171,305	(59,857)	(487,174)
Institutional Class	(17,197)	(143,689)	(656,166)	(5,471,101)
		$ (1,811,258)		$ (10,133,713)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

F. Fund Restructuring

The Fund's Board of Directors has approved changes to the fund proposed by DIMA, the fund's investment advisor, in order to implement a new investment strategy for the fund, including: (i) a new fund name; (ii) a new investment objective; (iii) the removal of the fund's policy to invest at least 80% of its assets in equity securities and other securities with equity characteristics; (iv) the appointment of Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and (v) a subadvisory agreement between DIMA and Deutsche AM International GmbH, its affiliate, with respect to the fund. Effective on or about May 8, 2017:

— Deutsche AM International GmbH will begin providing portfolio management services to the fund.

— The fund will be renamed Deutsche Global Macro Fund.

— To better reflect its new investment strategy, the fund will change its principal benchmark index from the MSCI All Country World Index to the Bank of America Merrill Lynch US 3-Month Treasury Bill Index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2016 to April 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,113.40	$ 1,108.50	$ 1,111.20	$ 1,114.00	$ 1,114.90
Expenses Paid per $1,000*	$ 6.92	$ 10.82	$ 8.22	$ 5.61	$ 5.61
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,018.25	$ 1,014.53	$ 1,017.01	$ 1,019.49	$ 1,019.49
Expenses Paid per $1,000*	$ 6.61	$ 10.34	$ 7.85	$ 5.36	$ 5.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
Deutsche Global Equity Fund	1.32%	2.07%	1.57%	1.07%	1.07%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche Global Equity Fund’s (now known as the Deutsche Global Macro Fund) (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors) of Deutsche International Fund, Inc. approved a sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Asset Management International GmbH ("DeAMI"), an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Global Equity Fund (now known as the Deutsche Global Macro Fund) (the "Fund") at an in-person meeting in February 2017. In February 2017, all of the Fund’s Directors were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on May 8, 2017.

In determining to approve the Sub-Advisory Agreement, the Board reviewed the capabilities of DeAMI and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was part of DIMA’s proposal to transition to a new portfolio management team with a new investment strategy and investment process for the Fund. The Board reviewed performance information for a fund offered primarily to European investors that is managed by the new portfolio managers using a similar investment strategy and process to the one recommended by DIMA for the Fund. The Board also considered that the appointment of DeAMI was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DeAMI would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement. Finally, in connection with their deliberations, the Board considered a report prepared by a fee consultant retained by the Board.

Given that DeAMI is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBICX	DBIVX	MGINX
CUSIP Number	25156G 871	25156G 806	25156G 608	25156G 509
Fund Number	499	799	2399	559

For shareholders of Class R
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	DBITX
CUSIP Number	25156G 707
Fund Number	1501

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Equity Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2017